UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 25, 2020
GH Capital, Inc.
(Exact name of registrant as specified in its charter)
Florida	333-211778	38-3955212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 South Biscayne Boulevard, Suite 2790, Miami, Florida 33131
(Address of principal executive offices)
Registrant’s telephone number, including area code		(305) 714.9397

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2019, a majority of the shareholders of the GH Capital, Inc. (the “Company”) consented to changing the name of the Company to “Vitana-X, Inc.”. On December 6, 2019, management of the Company submitted the name change to the Department of State for the state of Florida. Unfortunately, because the Company was not current in its filing obligations, we were unable to receive approval from the Financial Industry Regulatory Authority (“FINRA”) to effectuate the name change on the OTC:Pink over the counter market. As the Company is now current in its filing obligations, the Company has resubmitted its application with FINRA. We anticipate the process could take up to 6 weeks to complete.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GH Capital, Inc.
(Registrant)
Date:	August 25, 2020
		By:	/s/ William Bollander
		Name:	William Bollander
		Title:	Chief Executive Officer